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                                  PRIME RETAIL, INC.                Exhibit 1.1
                               (a Maryland corporation)

Preferred Stock, Depositary Shares, Preferred Stock Warrants,
Common Stock and Common Stock Warrants

                                UNDERWRITING AGREEMENT

                                            August 26, 1997


FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
1001 Nineteenth Street North
Arlington, Virginia 22209

Ladies and Gentlemen:

    Prime Retail, Inc., a Maryland corporation (the "Company"), proposes to issue and sell up to $300,000,000 aggregate initial public offering price of its
(i) shares of preferred stock, par value $.01 per share (the "Preferred Stock"),
(ii) shares of Preferred Stock represented by Depositary Shares (the "Depositary Shares"), (iii) warrants exercisable for Preferred Stock ("Preferred Stock Warrants"), (iv) shares of common stock, par value $.01 per share (the "Common Stock"), and (v) warrants exercisable for Common Stock ("Common Stock Warrants") in amounts, at prices and on terms to be determined at the time of offering.

    The Preferred Stock will be issued in one or more series and each series of Preferred Stock may vary, as applicable, as to the title, specific number of shares, rank, stated value, liquidation preference, dividend rate or rates (or method of calculation), dividend payment dates, redemption provisions, sinking fund requirements, conversion provisions (and terms of the related Underlying Securities (as defined below)) and any other variable terms as set forth in the applicable articles supplementary (each, the "Articles Supplementary") relating to such series of Preferred Stock. A series of Preferred Stock may be represented by Depositary Shares that are evidenced by depositary receipts (the "Depositary Receipts") issued pursuant to a deposit agreement (each, a "Deposit Agreement") among the Company, the depositary identified therein (the "Depositary") and the registered holders of the Depositary Receipts issued thereunder. The Preferred Stock Warrants will be issued pursuant to a Preferred Stock Warrant Agreement (the "Preferred Stock Warrant Agreement") between the Company and a warrant agent (the "Preferred Stock Warrant Agent"). The Common Stock Warrants will be issued pursuant to a Common Stock Warrant Agreement (the "Common Stock Warrant Agreement," the Common Stock Warrant Agreement and the Preferred Stock Warrant Agreement are referred to herein as the "Warrant Agreements") between the Company and a warrant agent (the "Common Stock Warrant Agent").


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    As used herein, "Securities" shall mean the Preferred Stock, Depositary
Shares, Preferred Stock Warrants, Common Stock or Common Stock Warrants or any combination thereof initially issuable by the Company and "Underlying Securities" shall mean the Common Stock or Preferred Stock issuable upon conversion, exercise or surrender of the Preferred Stock, Depositary Shares, Preferred Stock Warrants or Common Stock Warrants, as applicable. Unless the context otherwise requires, as used herein, "you" and "your" shall mean the party to whom this Agreement is addressed together with the other parties, if any, identified in the applicable Terms Agreement (as hereinafter defined) as additional co-managers with respect to Underwritten Securities (as hereinafter defined) purchased pursuant thereto.

    Whenever the Company determines to make an offering of Securities through you, or through an underwriting syndicate managed by you, the Company will enter into an agreement (each a "Terms Agreement") providing for the sale of such Securities (the "Underwritten Securities") to, and the purchase and offering thereof by, you and such other underwriters, if any, selected by you (the "Underwriters," which term shall include you, whether acting as sole Underwriter or as a member of an underwriting syndicate, as well as any Underwriter substituted pursuant to Section 9 hereof). The Terms Agreement relating to the offering of Underwritten Securities shall specify the number of Underwritten Securities to be initially issued (the "Initial Underwritten Securities"), the name of each Underwriter participating in such offering (subject to substitution as provided in Section 9 hereof) and the name of any Underwriter other than you acting as co-manager in connection with such offering, the number of Initial Underwritten Securities which each such Underwriter severally agrees to purchase, whether such offering is on a fixed or variable price basis and, if on a fixed price basis, the initial offering price, the price at which the Initial Underwritten Securities are to be purchased by the Underwriters, the form, time, date and place of delivery and payment and any delayed delivery arrangements of the Initial Underwritten Securities and any other material variable terms of the Initial Underwritten Securities (including, but not limited to, current ratings, if applicable, designations, liquidation preferences, conversion provisions, redemption provisions and sinking fund requirements), as well as the material variable terms of any related Underlying Securities. In addition, if applicable, such Terms Agreement shall specify whether the Company has agreed to grant to the Underwriters an option to purchase additional Securities to cover over-allotments, if any, and the number of Underwritten Securities subject to such option (the "Option Underwritten Securities"). As used herein, the term "Underwritten Securities" shall include the Initial Underwritten Securities and all or any portion of any Option Underwritten Securities. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between you and the Company. Each offering of Underwritten Securities through you as sole Underwriter or through an underwriting syndicate managed by you will be governed by this Agreement, as supplemented by the applicable Terms Agreement and such Terms Agreement shall inure to the benefit of and be binding upon each Underwriter participating in the offering of such Underwritten Securities.

    The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-29437) for the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), and the


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offering thereof from time to time in accordance with Rule 430A or Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Company has filed such amendments thereto as may have been required prior to the execution of the applicable Terms Agreement. Such registration statement (as amended) has been declared effective by the Commission. Such registration statement and the prospectus constituting a part thereof (including in each case the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations, and each prospectus supplement relating to the offering of Underwritten Securities pursuant to Rule 430A or Rule 415 of the 1933 Act Regulations (a "Prospectus Supplement")), including all documents incorporated therein by reference, as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") or otherwise, are collectively referred to herein as the "Registration Statement" and the "Prospectus," respectively; provided, that if any revised Prospectus shall be provided to you by the Company for use in connection with the offering of Underwritten Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement became effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to each such revised prospectus from and after the time it is first provided to you for such use; provided, further, that a Prospectus Supplement shall be deemed to have supplemented the Prospectus only with respect to the offering of Underwritten Securities to which it relates. Any registration statement (including any supplement thereto or information which is deemed part thereof) filed by the Company under Rule 462(b) of the 1933 Act Regulations (a "Rule 462(b) Registration Statement") shall be deemed to be part of the Registration Statement. Any prospectus (including any amendment or supplement thereto or information which is deemed part thereof) included in the Rule 462(b) Registration Statement and any term sheet as contemplated by Rule 434 of the 1933 Act Regulations (a "Term Sheet") shall be deemed to be part of the Prospectus. All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "set forth," "contemplated" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, preliminary prospectus supplement, Prospectus or Prospectus Supplement or any Term Sheet or any amendment or supplement to the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

    Section 1. Representations and Warranties of the Company and the Operating Partnership.
    1(a) The Company and Prime Retail, L.P., a Delaware limited partnership (the "Operating Partnership"), jointly and severally, represent and warrant to, and agree



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with, you as of the date hereof and to you and each other Underwriter named in the applicable Terms Agreement, as of the date thereof, as of the Closing Time (as defined below) and, if applicable, as of each Date of Delivery (as defined below) (in each case, a "Representation Date"), as follows:

         (i) The Registration Statement, at the time it became effective, complied, and the Registration Statement at each Representation Date will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus and any amendments and supplements thereto, at each Representation Date (unless the term "Prospectus" refers to a prospectus that has been provided to you by the Company for use in connection with the offering of Underwritten Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement became effective, in which case at the time it is first provided to you for such use) and at the Closing Time referred to in Section 2(c) hereof, will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in any statement provided by the Underwriters in writing for the express purpose of being included in the Prospectus. If the Company elects to rely upon Rule 434 of
    the 1933 Act Regulations, the Company will comply with Rule 434.   If a
    Rule 462(b) Registration Statement is required in connection with the offering and sale of the Underwritten Securities, the Company has complied or will comply with the requirements of Rule 111 of the 1933 Act Regulations relating to the payment of filing fees therefor.

         (ii) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective and as of each Representation Date or during the period specified in Section 3(a)(v), did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (iii) No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company or the Operating Partnership, threatened by the Commission or by the state securities authority of any jurisdiction. No order preventing or suspending the use of the Prospectus has



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    been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company or the Operating Partnership, threatened by the Commission or by the state securities authority of any jurisdiction.

         (iv) Ernst & Young LLP, who have certified the financial statements and financial statement schedules included in or incorporated by reference into the Registration Statement and the Prospectus, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

         (v) The financial statements (including the notes thereto) included in or incorporated by reference into the Registration Statement and the Prospectus present fairly the financial position of the respective entity or entities presented therein at the respective dates indicated and the results of their operations for the respective periods specified, and except as otherwise stated in the Registration Statement, such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The financial statement schedules included in or incorporated by reference into the Registration Statement present fairly the information required to be stated therein. The financial information and data included in or incorporated by reference into the Registration Statement and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements included in or incorporated by reference into the Registration Statement and the Prospectus and the books and records of the respective entities presented therein. Other than the historical or pro forma financial statements (and schedules) included or incorporated by reference therein, no other historical or pro forma financial statements (or schedules) are required by the 1933 Act or the 1933 Act Regulations to be included in or incorporated by reference into the Registration Statement. Except as reflected or disclosed in the financial statements included in or incorporated by reference into the Registration Statement or otherwise set forth in the Prospectus, none of the Company, the Operating Partnership or the Significant Subsidiaries (as hereinafter defined) are subject to any material indebtedness, obligation, or liability, contingent or otherwise, known to the Company.

         (vi) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, assets, or business affairs of the Company, the Operating Partnership and the Significant Subsidiaries considered as a single enterprise, whether or not arising in the ordinary course of business, (B) no material casualty loss or material condemnation or other material adverse event has occurred with respect to any of the Properties (as the same are defined in the Prospectus), (C) there have been no acquisitions or other transactions entered into by the Company, the Operating Partnership or any Significant Subsidiary that are material with respect to such entities, considered as a single enterprise, or would result in any inaccuracy in the representations contained in
    Section 1(a)(v) above, (D) there has been no dividend or distribution of any kind declared, paid, or made by the Company on any class of its capital stock or by the Operating Partnership


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    with respect to its partnership interests, (E) there has been no change in the capital stock of the Company or the partnership interests of the Operating Partnership or any Significant Subsidiary, and (F) there has been no increase in the indebtedness of the Company, the Operating Partnership or any Significant Subsidiary that is material to such entities, considered as a single enterprise.

         (vii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with corporate power and authority to own its properties, conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement, the applicable Terms Agreement, any Deposit Agreement, the Delayed Delivery Contracts (as defined herein), any Common Stock Warrant Agreement and any Preferred Stock Warrant Agreement and the other agreements to which it is a party. The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which such qualification is required, whether by reason of the ownership, leasing, or management of any properties or the conduct of any other business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, assets or business affairs of the Company, the Operating Partnership and the Significant Subsidiaries, considered as a single enterprise.

         (viii) The Operating Partnership and each other partnership which directly owns the Company's interests in the Properties (each such partnership individually, other than the Operating Partnership, a "Property Partnership" and collectively, the "Property Partnerships") has been duly organized and is validly existing as a partnership in good standing (to the extent applicable) under the laws of its jurisdiction of organization, with partnership power and authority to own its properties, conduct its business as described in the Prospectus and, with respect to the Operating Partnership, enter into and perform its obligations under this Agreement, the applicable Terms Agreement, any Deposit Agreement, the Delayed Delivery Contracts, any Common Stock Warrant Agreement and any Preferred Stock Warrant Agreement and the other agreements to which it is a party. The Operating Partnership and each Property Partnership has been duly qualified for the transaction of business and is in good standing (to the extent applicable) under the laws of each other jurisdiction in which such qualification is required, whether by reason of the ownership, leasing, or management of any properties (including the Properties) or the conduct of any other business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, assets or business affairs of the Company, the Operating Partnership and the Significant Subsidiaries, considered as a single enterprise. All of the partnership interests in each Property Partnership have been duly and validly authorized and issued, are fully paid, and (except as described in the Prospectus) are owned directly or indirectly by the Company or the Operating Partnership, free and clear of all liens, encumbrances, equities or claims.

         (ix) Each Significant Subsidiary within the meaning of Rule 1-02 of Regulation S-X (the "Significant Subsidiary") has been duly formed and is validly


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    existing and in good standing under the laws of the jurisdiction of its formation. Each Significant Subsidiary has the power and authority to own, lease and operate its properties and to conduct the business in which it is engaged, and is duly qualified as a foreign corporation or partnership and is in good standing in each other jurisdiction where such qualification is required. All of the issued and outstanding shares of capital stock, LLC interests and partnership interests of each Significant Subsidiary have been duly authorized and validly issued, are gully paid and are owned free and clear of security interest, mortgage, pledge, lien, encumbrance, claim or equity other than as set forth in the Registration Statement or Prospectus. The ownership of the shares of capital stock of each Significant Subsidiary is as described in the Registration Statement or Prospectus.

         (x) The Company has an authorized capitalization as set forth in the Prospectus (except for subsequent issuances thereof, if any, contemplated under this Agreement, pursuant to employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus), and all of the issued shares of capital stock of the Company conform in all material respects to all statements
    relating thereto contained in the Prospectus.     All such shares of
    capital stock have been duly and validly authorized and issued, are fully paid and non-assessable, are not subject to preemptive or other similar rights, and have been offered and sold in compliance with all applicable laws (including federal and state securities laws). Except as described in the Prospectus, there are no outstanding securities convertible into or exchangeable for any capital stock of the Company and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for such shares or any other securities of the Company.

         (xi) The Common Stock has been, or as of the date of the applicable Terms Agreement will have been, duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered as provided herein and in the applicable Terms Agreement, the Common Stock will be validly issued, fully paid and non-assessable; the Preferred Stock has been, or as of the date of the applicable Terms Agreement will have been, duly authorized and classified and when Articles Supplementary setting the terms of the Preferred Stock are duly executed and filed for record with the Maryland State Department of Assessments and Taxation ("SDAT") and the Preferred Stock is duly paid for, sold and issued, and certificates therefor are duly executed, countersigned and delivered as provided herein and in the applicable Terms Agreement or the Delayed Delivery Contracts, the Preferred Stock will be validly issued, fully paid and non-assessable; when Depositary Receipts evidencing any Depositary Shares are issued and delivered against deposit of Preferred Stock and against payment for the Depositary Shares pursuant to this Agreement, the Terms Agreement relating to the Depositary Shares and the Deposit Agreement, the Preferred Stock will be validly issued, fully paid and non-assessable, and the Depositary Receipts will be legally issued and will entitle the holders thereof to the rights specified in the Depositary Receipts and the Deposit Agreement; the Preferred Stock, if applicable, conforms to the Articles Supplementary; the Underwritten Securities being sold pursuant to the applicable Terms Agreement conform, in all material respects, to the descriptions

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    thereof contained in the Prospectus; the issuance of the Underwritten
    Securities is not subject to preemptive or similar rights.

         (xii) Before the Closing Time for any Depositary Shares, the Deposit Agreement will be duly authorized and executed by the Company, and assuming due authorization, execution and delivery by the Depositary, the Deposit Agreement will constitute a valid and legally binding instrument of the Company enforceable against the Company in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, (B) the availability of equitable remedies may be limited by equitable principles of general applicability, and (C) rights to indemnity and contribution thereunder may be limited by state or federal securities laws or the public policy underlying such laws.

         (xiii) If applicable, the Common Stock issuable upon conversion of any of the Preferred Stock or the Depositary Shares and upon the exercise of the Common Stock Warrants have been, or as of the date of such Terms Agreement will have been, duly and validly authorized and reserved for issuance by the Company upon such conversion or exercise by all necessary action and such shares, when issued upon such conversion or exercise, will be duly and validly issued, fully paid and non-assessable and the issuance of such shares upon such conversion or exercise will not be subject to preemptive or other similar rights arising by operation of law, under the charter and by-laws of the Company or under any agreement to which the Company or any of its Significant Subsidiaries is a party, or otherwise. The Common Stock so issuable will conform in all material respects to the descriptions thereof in the Prospectus.

         (xiv) If applicable, the Preferred Stock issuable upon the exercise of the Preferred Stock Warrants have been, or as of the date of such Terms Agreement will have been, duly and validly authorized and reserved for issuance by the Company upon such exercise by all necessary action and such shares, when issued upon such exercise, will be duly and validly issued, fully paid and non-assessable and the issuance of such shares upon such exercise will not be subject to preemptive or other similar rights arising by operation of law, under the charter and by-laws of the Company or under any agreement to which the Company or any of its Significant Subsidiaries is a party, or otherwise. The Preferred Stock so issuable will conform in all material respects to the descriptions thereof in the Prospectus.

         (xv) If applicable, the Common Stock Warrants have been duly authorized by the Company for issuance and sale pursuant to this Agreement, and, when issued and delivered in the manner provided for in this Agreement and any Terms Agreement and countersigned by the Common Stock Warrant Agent as provided in the Common Stock Warrant Agreement, against payment of the consideration therefor specified in the applicable Terms Agreement, will be duly executed, countersigned, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Warrant Agreement under which they are issued.
    The terms of the Common Stock Warrants conform in all material respects to all statements and descriptions related thereto contained in the Prospectus. The issuance of the Common Stock Warrants is not





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    subject to any preemptive or other similar rights, except as described in the Prospectus.

         (xvi) If applicable, the Preferred Stock Warrants have been duly authorized by the Company for issuance and sale pursuant to this Agreement, and, when issued and delivered in the manner provided for in this Agreement and any Terms Agreement and countersigned by the Preferred Stock Warrant Agent as provided in the Preferred Stock Warrant Agreement, against payment of the consideration therefor specified in the applicable Terms Agreement, will be duly executed, countersigned, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Warrant Agreement under which they are issued. The terms of the Preferred Stock Warrants conform in all material respects to all statements and descriptions related thereto contained in the Prospectus. The issuance of the Preferred Stock Warrants is not subject to any preemptive or other similar rights, except as described in the Prospectus.

         (xvii) The applicable Warrant Agreement, if any, will have been duly authorized, executed and delivered by the Company prior to the issuance of any applicable Underwritten Securities, and will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, (B) the availability of equitable remedies may be limited by equitable principles of general applicability, and (C) rights to indemnity and contribution thereunder may be limited by state or federal securities laws or the public policy underlying such laws.

         (xviii)   The Underwritten Securities being sold pursuant to the
    applicable Terms Agreement and each applicable Deposit Agreement, as of the date of the Prospectus, and any Underlying Securities, when issued and delivered in accordance with the terms of the related Underwritten Securities, will conform in all material respects to the statements relating thereto contained in the Prospectus and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

         (xix) None of the Company, the Operating Partnership, or any Significant Subsidiary is in violation of its charter, by-laws, certificate of limited partnership, partnership agreement, or other organizational document, as applicable. None of the Company, the Operating Partnership or any Significant Subsidiary is in default in the performance or observance of any obligation, agreement, covenant, or condition contained in any material contract, indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company, the Operating Partnership, or any Significant Subsidiary is a party or by which the Company, the Operating Partnership, or any Significant Subsidiary is bound or to which any of the property or assets of the Company, the Operating Partnership, or any Significant Subsidiary is subject, except where a default thereunder would not have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, or business affairs of the Company, the Operating Partnership,

                                        - 9 -


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    and the Significant Subsidiaries, considered as a single enterprise.  For purposes of this paragraph the phrase "material contract, indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument" shall mean any contract, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument that is required to be filed or incorporated by reference as an exhibit to a registration statement on Form S-3 pursuant to Section 601(b) of Regulation S-K.

         (xx) (A) This Agreement has been duly authorized, executed, and delivered by the Company and the Operating Partnership, and, assuming due authorization, execution, and delivery by you, is a valid and binding agreement of the Company and the Operating Partnership, enforceable against the Company and the Operating Partnership, in accordance with its terms; and (B) at each Representation Date, the applicable Terms Agreement and the Delayed Delivery Contracts will have been duly authorized, executed, and delivered by the Company and, assuming due authorization, execution, and delivery by you, will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms; provided that the enforceability of the foregoing agreements described in (A) and (B) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and the availability of equitable remedies may be limited by equitable principles of general applicability, provided further that rights to indemnity and contribution thereunder may be limited by state or federal securities laws or the public policy underlying such laws.

         (xxi) The issuance and sale of the Underwritten Securities by the Company, the performance by the Company, the Operating Partnership, and the Significant Subsidiaries of their respective obligations under this Agreement, the applicable Terms Agreement or any Warrant Agreement and the consummation of the transactions herein and therein contemplated, including the application of the net proceeds from the sale of the Underwritten Securities as described in the Prospectus do not and will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default under, or result in the acceleration of the maturity of any indebtedness under, any material contact, indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or the Operating Partnership or any Significant Subsidiary is a party or by which the Company, the Operating Partnership or any Significant Subsidiary is bound or to which any of the property or assets of the Company, the Operating Partnership or any Significant Subsidiary is subject or (B) result in any violation of the provisions of the certificate of incorporation or by-laws, certificate of limited partnership, partnership agreement or other organizational documents, as the case may be, of the Company, the Operating Partnership, or any Significant Subsidiary, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Operating Partnership, or any Significant Subsidiary or any of their respective properties. For purposes of this paragraph the phrase "material contract, indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument" shall mean any contract, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument that is required to be filed or incorporated by reference as an exhibit to a registration statement on Form S-3 pursuant to Section 601(b) of Regulation S-K.

         (xxii) Except to the extent obtained prior to the Closing Time, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body or any other person is required for the performance by the Company, the Operating Partnership and the Significant Subsidiaries of their obligations under this Agreement, the applicable Terms Agreement or in connection with the transactions contemplated by this Agreement, such Terms Agreement, any Deposit Agreement or the Delayed Delivery Contracts except the registration under the 1933 Act of the Underwritten Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws.

         (xxiii)   Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company , the Operating Partnership or any Significant Subsidiary is a party or of which any property of the Company, the Operating Partnership, or any Significant Subsidiary is the subject which, if determined adversely to the Company, the Operating Partnership or any Significant Subsidiary, would individually or in the aggregate be reasonably expected to have a material adverse effect on the consolidated financial position, stockholders' equity (including, with respect to the Operating Partnership and the Significant Subsidiaries, partnership capital) or results of operations of the Company, the Operating Partnership, and the Significant Subsidiaries, and, to the best knowledge of the Company and the Operating Partnership, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         (xxiv) The Company, the Operating Partnership, and the Significant Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, as described in the Prospectus, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially adversely affect the value of such property and do not materially adversely interfere with the use made and proposed to be made of such property by the Company, the Operating Partnership, and the Significant Subsidiaries; and any real property and buildings described in the Prospectus as being held under lease by the Company, the Operating Partnership, or any Significant Subsidiary are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially adversely interfere with the use made and proposed to be made of such property and buildings by the Company, the Operating Partnership, and the Significant Subsidiaries.

         (xxv) The Company is organized in conformity with the requirements for qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"), the Company's method of operation has enabled it to meet the requirements for qualification and taxation as a real estate investment trust under the Code, and its method of operation enables it to continue to meet the requirements for taxation as a real estate investment trust under the Code.

         (xxvi) Neither the Company, the Operating Partnership nor any of the Significant Subsidiaries is, and upon the issuance and sale of the Underwritten Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or (ii) a "holding company" or a "subsidiary company" of a "registered holding company," as defined in the Public Utility Holding Company Act of 1935, as amended.

         (xxvii)     Except as set forth in the Prospectus, no holder of any
    securities of the Company or the Operating Partnership has any rights to require the Company or the Operating Partnership to register any securities of the Company or the Operating Partnership under the 1933 Act.

         (xxviii)    Other than this Agreement and any applicable Terms
    Agreement, the Company is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company for a brokerage commission, finder's fee or like payment in connection with the sale of the Underwritten Securities.

         (xxix) No statement, representation, warranty or covenant made by the Company or the Operating Partnership in any certificate or document required by this Agreement to be delivered to the Underwriters was or will be, when made, inaccurate, untrue or incorrect in any material respect.

         (xxx) Neither of the Company nor the Operating Partnership, nor any of their directors, officers or controlling persons, has taken and will take, directly or indirectly, any action resulting in a violation of Rule 10b-6 under the 1934 Act, or designed to cause or result in or that has constituted or reasonably might be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Underwritten Securities.

    1(b) Any certificate signed by any officer or attorney-in-fact of the Company or the Operating Partnership and delivered to you or your counsel shall be deemed a representation and warranty by such entity to you as to the matters covered thereby.

         Section 2. Sale and Delivery to Underwriters; Closing; Reservation of
                     Shares.

    2(a) The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions set forth herein or in the applicable Terms Agreement.

    2(b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company may grant, if so provided in the applicable Terms Agreement relating to the Initial

Underwritten Securities, an option to the Underwriters named in such Terms Agreement, severally and not jointly, to purchase up to the number of the Option Underwritten Securities set forth therein at a price per Option Underwritten Security equal to the price per Initial Underwritten Security, less an amount equal to any dividends or distributions declared by the Company and paid or payable on the Initial Underwritten Securities but not payable on the Option Underwritten Securities. Such option, if granted, will expire 30 days or such lesser number of days as may be specified in the applicable Terms Agreement after the Representation Date relating to the Initial Underwritten Securities, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Underwritten Securities upon notice by you to the Company setting forth the number of Option Underwritten Securities as to which the several Underwriters are then exercising the option and the time, date and place of payment and delivery for such Option Underwritten Securities. Any such time and date of payment and delivery (each, a "Date of Delivery") shall be determined by you, but shall not be later than seven full business days and not be earlier than two full business days after the exercise of said option, unless otherwise agreed upon by you and the Company. If the option is exercised as to all or any portion of the Option Underwritten Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Underwritten Securities then being purchased which the number of Initial Underwritten Securities each such Underwriter has severally agreed to purchase as set forth in such Terms Agreement bears to the total number of Initial Underwritten Securities, subject to such adjustments as you in your discretion shall make to eliminate any sales or purchases of a fractional number of Option Underwritten Securities.

    2(c) Payment of the purchase price for and delivery of the Initial Underwritten Securities to be purchased by the Underwriters shall be made at the offices of Friedman, Billings, Ramsey & Co., Inc., 1001 Nineteenth Street North, Arlington, Virginia, or at such other place as shall be agreed upon by you and the Company, at 10:00 a.m., Washington, D.C. time, on the fourth business day following the date of the applicable Terms Agreement, (or the third business day if required under Rule 15c6-1 of the 1934 Act, or unless postponed in accordance with the provisions of Section 9), or such other time not later than 10 business days after such date as shall be agreed upon by you and the Company (each such time and date of payment and delivery being herein called a "Closing Time"). In addition, in the event that any or all of the Option Underwritten Securities are purchased by the Underwriters, payment of the purchase price for and the delivery of such Option Underwritten Securities shall be made at the above-mentioned offices of Friedman, Billings, Ramsey & Co., Inc., or at such other place as shall be mutually agreed upon by the Representative and the Company, on the relevant Date of Delivery as specified in the notice from you to the Company. Payment shall be made to the Company in same day funds, in each case against delivery to you for the respective accounts of the Underwriters of certificates for the Underwritten Securities to be purchased by the Underwriters. The Underwritten Securities, or, if applicable, Depositary Receipts evidencing the Depositary Shares, shall be in such authorized denominations and registered in such names as you may request in writing at least two business days before the applicable Closing Time or the relevant Date of Delivery, as the case may be. It is understood that each Underwriter has authorized you, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Underwritten Securities which it has agreed to purchase. You, individually and not as the representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Underwritten Securities to be purchased by any Underwriter whose check has not been received by the Closing Time or the relevant date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder. The Underwritten Securities will be made available for examination and packaging by you not later than 10:00 a.m., Washington, D.C. time, on the last business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

    2(d) If authorized by the applicable Terms Agreement, the Underwriters named therein may solicit offers to purchase Underwritten Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts") substantially in the form of Exhibit B hereto with such changes therein as the Company may approve. As compensation for arranging Delayed Delivery Contracts, the Company will pay to you at Closing Time, for the respective accounts of the Underwriters, a fee specified in the applicable Terms Agreement for each of the Underwritten Securities for which Delayed Delivery Contracts are made at the applicable Closing Time as is specified in the applicable Terms Agreement. Any Delayed Delivery Contracts are to be with institutional investors of the types described in the Prospectus. At the applicable Closing Time, the Company will enter into Delayed Delivery Contracts (for not less than the minimum number of Underwritten Securities per Delayed Delivery Contract specified in the applicable Terms Agreement) with all purchasers proposed by the Underwriters and previously approved by the Company as provided below, but not for an aggregate number of Underwritten Securities in excess of that specified in the applicable Terms Agreement. The Underwriters will not have any responsibility for the validity or performance of Delayed Delivery Contracts.

    You shall submit to the Company, at least three business days prior to the applicable Closing Time, the names of any institutional investors with which it is proposed that the Company will enter into Delayed Delivery Contracts and the number of Underwritten Securities to be purchased by each of them, and the Company will advise you, at least two business days prior to the applicable Closing Time, of the names of the institutions with which the making of Delayed Delivery Contracts is approved by the Company and the number of Underwritten Securities to be covered by each such Delayed Delivery Contract.

    The number of Underwritten Securities agreed to be purchased by the several Underwriters pursuant to the applicable Terms Agreement shall be reduced by the number of Underwritten Securities covered by Delayed Delivery Contracts, as to each Underwriter as set forth in a written notice delivered by you to the Company; provided, however, that the total number of Underwritten Securities to be purchased by all Underwriters shall be the total number of Underwritten Securities covered by the applicable Terms Agreement, less the number of Underwritten Securities covered by Delayed Delivery Contracts.

         Section 3.  Covenants of the Company and  the Operating Partnership.

         3(a) Each of the Company and the Operating Partnership covenants with you as follows:

              (i) In respect of each offering of Underwritten Securities, the Company will prepare a Prospectus Supplement setting forth the number of Underwritten Securities covered thereby and their terms not otherwise specified in the Prospectus pursuant to which the Underwritten Securities are being issued, the names of the Underwriters participating in the offering and the number of Underwritten Securities which each severally has agreed to purchase, the names of the Underwriters acting as co-managers in connection with the offering, the price at which the Underwritten Securities are to be purchased by the Underwriters from the Company, the initial public offering price, if any, the selling concession and reallowance, if any, and such other information as you and the Company deem appropriate in connection with the offering of the Underwritten Securities; and the Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the time period required by such Rule and will furnish to the Underwriters named therein as many copies of the Prospectus and such Prospectus Supplement as you shall reasonably request. If, at the time that the Registration Statement became effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the 1933 Act Regulations, then immediately following execution of the applicable Terms Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) of the 1933 Act Regulations, copies of an amended Prospectus or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), including all information so omitted.

              (ii) The Company will notify you immediately, and confirm such notice in writing, of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the Commission for filing of any Prospectus Supplement or other supplement or amendment to the Prospectus or any document to be filed pursuant to the 1934 Act, (iii) the receipt of any comments from the Commission, (iv) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Underwritten Securities or offering or sale in any jurisdiction, or of any proceedings for any of such purposes; and the Company will make every reasonable effort to prevent the issuance of any such stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

              (iii) At any time when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, the Company will (i) give you notice of its intention to prepare or file any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus that the Company proposes for use by the Underwriters in connection with the offering of the Shares that differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations),
         (ii) furnish the Underwriters with copies of any such amendments or supplements a reasonable time prior to the proposed filing or use thereof, and (iii) not file any such amendment or any supplement or use any such prospectus to which the Representative shall reasonably object promptly after reasonable notice thereof.

              (iv) Promptly from time to time, the Company will take such action as you may reasonably request to qualify the Underwritten Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Underwritten Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

              (v) The Company will furnish each Underwriter with copies of the Prospectus in such quantities as such Underwriter may from time to time reasonably request. If at any time when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with an offering or sale of the Underwritten Securities, and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the 1933 Act and the 1933 Act Regulations, the Company will notify you and will prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance.

              (vi) The Company will make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the "effective date of the Registration Statement" (as defined in Rule 158(c)), an earnings statement of the Company and its

         Significant Subsidiaries (which need not be audited) complying with
         Section 11(a) of the 1933 Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158).

              (vii) If the applicable Terms Agreement specifies that any related Underlying Securities include Common Stock or Preferred Stock, the Company shall reserve and keep available at all times, free of preemptive or other similar rights, a sufficient number of shares of Common Stock and/or Preferred Stock, as applicable, for the purpose of enabling the Company to satisfy any obligations to issue such Underlying Securities upon conversion of the Preferred Stock or Depositary Shares or upon the exercise of the Common Stock Warrants or Preferred Stock Warrants, as applicable.

              (viii) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to
         Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

              (ix) On or prior to each Closing Time, the Company will cause Articles Supplementary relating to any Preferred Stock or Preferred Stock represented by Depositary Shares to be sold on the applicable Delivery Date to be filed for record with the SDAT in accordance with the laws of the State of Maryland.

              (x) From the date hereof until five years after each Closing Time, the Company will furnish to you and your Counsel copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to you, as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act or any national securities exchange or quotation system on which any class of securities of the Company is listed.

              (xi) The Company will use its best efforts to meet the requirements to continue to qualify as a "real estate investment trust" under the Code.

              (xii) The Company and the Operating Partnership will not invest, reinvest or otherwise use the proceeds received by the Company or the Operating Partnership from the sale of the Underwritten Securities in such a manner, or take any action or omit to take any action, that would cause the Company or the Operating Partnership to become an "investment company" as that term is defined in the Investment Company Act.

              (xiii) The Company will use the net proceeds of the sale of the Underwritten Securities for the purposes described in the Prospectus under "Use of Proceeds."

              (xiv) The Company will take all action to ensure that any security of the Company included in the Nasdaq National Market or listed on any national securities exchange as of the date hereof will continue to be so listed.

              (xv) Except for the authorization of actions permitted to be taken by you as contemplated herein or in the Prospectus, neither the Company nor the Operating Partnership will (A) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Underwritten Securities, (B) sell, bid for or purchase the Underwritten Securities or pay any person any compensation for soliciting purchases of the Underwritten Securities, or (C) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

              (xvi) During the period from the date of the applicable Terms Agreement until the termination of any lock-up, blackout or similar restrictions set forth in such Terms Agreement or the applicable Closing Time, whichever is later with respect to the Underwritten Securities covered thereby, the Company and the Operating Partnership will not, without the prior written consent of the Representative, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any security of the same class or series or ranking on a parity with such Underwritten Securities (other than Underwritten Securities which are to be sold pursuant to such Terms Agreement) or, if such Terms Agreement relates to Underwritten Securities that are convertible into Common Stock, any Common Stock or any security convertible into Common Stock (except for Common Stock issued (i) in accordance with this Agreement, (ii) in connection with the Company's employee stock option plans, (iii) upon the conversion of shares of Convertible Preferred Stock or exercise of warrants outstanding on the date of such Terms Agreement, (iv) upon the exchange of Common Units pursuant to the Operating Partnership Agreement, or (v) as otherwise contemplated in the Prospectus except as may otherwise be provided in the applicable Terms Agreement.

         Section 4. Payments of Fees and Expenses. The Company and the Operating Partnership covenant and agree with one another and you that (a) the Company will pay or cause to be paid the following: (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto,
(ii) the preparation, issuance and delivery of the Underwritten Securities or any related Underlying Securities, any certificates for the Underwritten Securities or such Underlying Securities or Depositary Receipts evidencing the Depositary Shares, as applicable, to the Underwriters, including capital duties, stamp duties, and stock transfer taxes, if any, (iii) the fees and other charges of the Company's counsel and accountants, (iv) the qualification of the Underwritten Securities under securities laws and real estate syndication laws in accordance with the provisions of Section 3(a)(iv) hereof, including filing fees and the reasonable fees and other charges of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Memorandum, (v) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of the preliminary prospectuses, and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of the Blue Sky Memorandum; (vii) the fee of the NASD, including the reasonable fees and other charges of counsel for the Underwriters in connection with the NASD's review of the terms of the proposed public offering of the Shares, (viii) the fees and expenses incurred in connection with the listing of the Common Stock on the Nasdaq National Market, including filing and listing fees, (ix) the costs and expenses of the deposit of Preferred Stock under any Deposit Agreement in exchange for Depositary Receipts, including the charges of the Depositary in connection therewith and (x) the fees and expenses of the Depositary, including the fees and disbursements of counsel for the Depositary. Except as provided in this Agreement, any Terms Agreement or engagement letter, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes based on resale of any of the Underwritten Securities made by them and any advertising expenses connected with any offers they may make.

         If the applicable Terms Agreement is canceled or terminated by you in accordance with the provisions of Section 5 hereof, the Company also shall reimburse the Underwriters for its out-of-pocket expenses, including the reasonable fees and other charges of counsel for the Underwriters, to the extent provided in and limited by Section 8 hereof, and subject to any limitations set forth in the applicable engagement letter.

         Section 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters hereunder, as to the Underwritten Securities to be delivered at any Date of Delivery, shall be subject to the condition that all representations and warranties and other statements of the Company and the Operating Partnership herein are, at and as of the date hereof and of the applicable Closing Time, true and correct, the condition that the Company and the Operating Partnership shall have each performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

         5(a) The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to you and your counsel's reasonable satisfaction. A prospectus containing information relating to the description of the Underwritten Securities and any related Underlying Securities, the specific method of distribution and similar matters shall have been filed within the prescribed time period, and prior to the applicable Closing Time with the Commission in accordance with Rule 424(b) (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A), or, if the Company has elected to rely upon Rule 434 of the 1933 Act Regulations, a Term Sheet including the Rule 434 information shall have been filed with the Commission in accordance with Rule 424(b)(7). The rating assigned by any nationally recognized statistical rating organization to any Preferred Stock of the Company as of the date of the applicable Terms Agreement shall not have been lowered since such date nor shall any such rating organization have publicly announced that it has placed any Preferred Stock of the Company on what is commonly termed a "watch list" for possible downgrading. There shall not have come to your attention any facts that would cause you to believe that the Prospectus, together with the applicable Prospectus Supplement, at the time it was required to be delivered to purchasers of the Underwritten Securities, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

         5(b) Hogan & Hartson L.L.P., counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated as of the applicable Closing Time, with respect to the incorporation of the Company, this Agreement, the applicable Terms Agreement, the validity of the Underwritten Securities being delivered as of the applicable Closing Time, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

         5(c) Winston & Strawn, counsel for the Company, shall have furnished to you their written opinion, dated as of the applicable Closing Time, in form and substance satisfactory to you, to the effect that:

              (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with corporate power and authority to own its properties and conduct its business as described in the Prospectus.

              (ii) The Company has an authorized capitalization as set forth in the Prospectus; all of the issued shares of capital stock of the Company (including the Underwritten Securities being delivered at the applicable Closing Time) have been duly and validly authorized and issued and are fully paid and non-assessable; the terms of the Underwritten Securities conform in all material respects to all statements and descriptions related thereto contained in the Prospectus.

              (iii) Each of the Operating Partnership and each Significant Subsidiary has been duly organized and is validly existing as a partnership or corporation, as the case may be, in good standing (to the extent applicable) under the laws of its jurisdiction of organization; the partnership agreement of the Operating Partnership has been duly authorized, executed and delivered by the Company and the Operating Partnership and, assuming the due authorization, execution and delivery where applicable by each of the parties thereto other than the Company and the Operating Partnership, constitutes valid and legally binding obligations of the Company and the Operating Partnership, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors' rights and to the effect of general principles of equity; and the partnership agreement of each Significant Subsidiary that is a partnership has been duly authorized, executed and delivered by the parties thereto and, assuming the due authorization, execution and delivery where applicable by each of the parties thereto other than the Company, the Operating Partnership, and any Significant Subsidiary constitutes valid and legally binding obligations of the Company, the Operating Partnership, and the Significant Subsidiaries, as applicable, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors' rights and to the effect of general principles of equity (such counsel being entitled to rely in respect of the opinion in this clause in respect of matters of fact upon certificates of officers of the Company or its Significant Subsidiaries, provided that such counsel shall state that they believe that both the Underwriters and they are justified in relying upon such certificates).

              (iv) Each of the Company, the Operating Partnership, and the Significant Subsidiaries has been duly qualified as a foreign corporation, limited partnership, or otherwise, as appropriate, for the transaction of business and is in good standing (to the extent applicable) under the laws of each other jurisdiction specified in such opinion (which shall include each jurisdiction in which the Company, the Operating Partnership, or any Significant Subsidiary) owns, leases, or manages properties, or conducts any other business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause in respect of matters of fact upon certificates of officers of the Company and governmental authorities, provided that such counsel shall state that they believe that both the Underwriters and they are justified in relying upon such certificates).

              (v) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company, the Operating Partnership, or any Significant Subsidiary is a party or of which any property of the Company, the Operating Partnership, or any Significant Subsidiary is the subject which would individually or in the aggregate, be reasonably expected to have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its Significant Subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

              (vi) Each of this Agreement and the applicable Terms Agreement has been duly authorized, executed, and delivered by the Company and the Operating Partnership. The Underwritten Securities and, if applicable, the deposit of the Preferred Stock in accordance with the provisions of a Deposit Agreement, have been duly and validly authorized by all necessary action, and when executed, authenticated and delivered in accordance with this Agreement against payment of the consideration set forth in the applicable Terms Agreement will be validly issued, fully paid and non-assessable and will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms. The issuance of the Underwritten Securities is not subject to any statutory preemptive rights or, to counsel's knowledge, any contractual rights to subscribe for more shares. If applicable, the form of certificate used to evidence the Underwritten Securities complies with all applicable statutory requirements.

              (vii) If applicable, the Common Stock issuable upon conversion of any of the Preferred Stock or Depositary Shares and upon the exercise of the Common Stock Warrants have been duly authorized and reserved for issuance upon such conversion or exercise by all necessary action and such shares, when issued upon such conversion or exercise will be validly issued and will be fully paid and non-assessable, and the issuance of such shares upon such conversion or exercise will not be subject to any statutory preemptive rights or, to counsel's knowledge, any contractual rights to subscribe for more shares; and the Common Stock so issuable conform in all material respects to the descriptions thereof in the Prospectus.

              (viii) If applicable, the Preferred Stock issuable upon the exercise of the Preferred Stock Warrants have been duly authorized and reserved for issuance by the Company upon such exercise by all necessary action and such shares, when issued upon such exercise, will be validly issued and will be fully paid and non-assessable, and the issuance of such shares upon such exercise will not be subject to any statutory preemptive rights or, to counsel's knowledge, any contractual rights to subscribe for more shares; and the Preferred Stock so issuable will conform in all material respects to the descriptions thereof in the Prospectus.

              (ix) The Common Stock Warrants, if such Underwritten Securities are Common Stock Warrants, have been duly authorized by the Company for issuance and sale pursuant to this Agreement, and, when issued and delivered in the manner provided for in this Agreement and any Terms Agreement and countersigned by the Common Stock Warrant Agent as provided in the Common Stock Warrant Agreement, against payment of the consideration therefor specified in the applicable Terms Agreement, will be duly executed, countersigned, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Warrant Agreement under which they are issued. The terms of the Common Stock Warrants conform in all material respects to all statements and descriptions related thereto contained in the Prospectus. The issuance of the Common Stock Warrants is not subject to any preemptive or other similar rights, except as described in the Prospectus.

              (x) The Preferred Stock Warrants, if such Underwritten Securities are Preferred Stock Warrants, have been duly authorized by the Company for issuance and sale pursuant to this Agreement, and, when issued and delivered in the manner provided for in this Agreement and any Terms Agreement and countersigned by the Preferred Stock Warrant Agent as provided in the Preferred Stock Warrant Agreement, against payment of the consideration therefor specified in the applicable Terms Agreement, will be duly executed, countersigned, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Warrant Agreement under which they are issued. The terms of the Preferred Stock Warrants conform in all material respects to all statements and descriptions related thereto contained in the Prospectus. The issuance of the Preferred Stock Warrants is not subject to any preemptive or other similar rights, except as described in the Prospectus.

              (xi) The applicable Warrant Agreement, if any, has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery of the Warrant Agreement by the Warrant Agent) will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, (B) the availability of equitable remedies may be limited by equitable principles of general applicability, and (C) rights to indemnity and contribution thereunder may be limited by state or federal securities laws or the public policy underlying such laws.

              (xii) The applicable Deposit Agreement, if any, has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary) constitutes a valid and binding obligation of the Company enforceable in accordance with its terms except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, (B) the availability of equitable remedies may be limited by equitable principles of general applicability, and (C) rights to indemnity and contribution thereunder may be limited by state or federal securities laws or the public policy underlying such laws; and the Deposit Agreement, if any, conforms in all material respects to all statements relating thereto contained in the Prospectus.

              (xiii) The issuance and sale of the Underwritten Securities being delivered at such Closing Time by the Company, the performance by the Company, the Operating Partnership, and the Significant Subsidiaries of their respective obligations under this Agreement, the applicable Terms Agreement, and the consummation of the transactions herein and therein contemplated, including the application of the net proceeds from the sale of the Underwritten Securities as described in the Prospectus will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default under, or result in the acceleration of the maturity of any indebtedness under, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument filed or incorporated by reference in the Registration Statement to which the Company or the Operating Partnership or any Significant Subsidiary is a party or by which the Company, the Operating Partnership, or any Significant Subsidiary is bound or to which any of the property or assets of the Company, the Operating Partnership, or any Significant Subsidiary is subject or
         (B) result in any violation of the provisions of the certificate of incorporation or by-laws, certificate of limited partnership, partnership agreement or other organizational documents, as the case may be, of the Company, the Operating Partnership, or any Significant Subsidiary, or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company, the Operating Partnership, or any Significant Subsidiary or any of their respective properties.

              (xiv) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body or other person is required for the issuance and sale of the Underwritten Securities by the Company or the performance by the Company, the Operating Partnership, or any Significant Subsidiary of their respective obligations under this Agreement, the applicable Terms Agreement, and the consummation of the transactions herein and therein contemplated, other than such consents, approvals, authorizations, registrations or qualifications as have been obtained prior to such Closing Time or may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Underwritten Securities by the Underwriters.

              (xv) The statements made under the captions "Description of Capital Stock" in the Prospectus, to the extent they constitute matters of law or legal conclusions or constitute summaries of documents described therein, are true and accurate in all material respects, and fairly present the information provided therein.

              (xvi) The Company is not, and (assuming the application by the Company of the net proceeds of the issue and sale of the Underwritten Securities in the manner described in the Prospectus under the caption "Use of Proceeds") after giving effect to the issuance and sale of the Underwritten Securities by the Company will not be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act.

              (xvii) At the time the Registration Statement became effective and at each Representation Date, the Registration Statement and Prospectus (except for financial statements and schedules and related notes included therein, and the other financial, statistical, and accounting data included in the Registration Statement or Prospectus as to which such counsel need not express any opinion), excluding the documents incorporated by reference therein complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

              (xviii)   Each document heretofore filed pursuant to the 1934 Act
         and incorporated or deemed to be incorporated by reference in the Prospectus (except for financial statements and schedules and other financial information included or incorporated by reference therein, as to which such counsel need not express any opinion) complied as to form in all material respects with the requirements of the 1934 Act and the applicable 1934 Act Regulations in effect at the date of their respective filings.

              (xix) To the knowledge of such counsel, there is no action, suit, or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or threatened against the Company, the Operating Partnership, any Significant Subsidiary, or any officer or director of any of the foregoing that is required to be disclosed in the Registration Statement (other than as disclosed therein). To the knowledge of such counsel, there are no contracts or documents of a character that are required to be described in the Prospectus or filed as exhibits to or incorporated by reference into the Registration Statement by the 1933 Act or the 1933 Act Regulations that have not been so described or filed.

              (xx) The Company is organized in conformity with the requirements for qualification as a real estate investment trust under the Code, the Company's method of operation has enabled it to meet the requirements for qualification and taxation as a real estate investment trust under the Code, and its method of operation enables it to continue to meet the requirements for taxation as a real estate investment trust under the Code.

              (xxi) The statements made in the Prospectus under the caption "Certain Federal Income Tax Considerations," to the extent they constitute matters of law or legal conclusions have been reviewed by such counsel and fairly summarize the federal income tax considerations that are likely to be material to a holder of Shares.

              (xxii) The Articles Supplementary relating to the Preferred Stock and the Depositary Shares, if any, have been filed for record with the SDAT pursuant to the laws of the State of Maryland and the number of Preferred Stock and the title, par value, liquidation preference, ranking, dividend rate or rates (or method of calculation), dividend payment dates, redemption or sinking fund requirements, conversion provisions and other terms of the Preferred Stock have been set forth therein.

         In giving its opinion required by this Section 5(c), such counsel shall additionally state that, although it has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration or Prospectus (except to the extent specified in paragraphs (viii), (ix), (x) and (xii) above), no facts have come to the attention of such counsel that lead it to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Date of Delivery contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need express no opinion as to the financial statements and related notes thereto and the other financial, statistical, and accounting data included in the Registration Statement or the Prospectus) or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Date of Delivery contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading (it being understood that such counsel need express no opinion as to the financial statements and related notes thereto and the other financial, statistical, and accounting data included in the Registration Statement or the Prospectus) or that, as of such Date of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Date of Delivery contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading (it being understood that such counsel need express no opinion as to the financial statements and related notes thereto and the other financial, statistical, and accounting data included in the Registration Statement or the Prospectus).

         In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the United States, the general corporate law of Maryland and the general corporate law of Delaware.

         5(d) (i) At the time of the execution of the applicable Terms Agreement, Ernst & Young LLP shall have furnished to you a letter or letters, dated such date, in form and substance satisfactory to you, to the effect set forth in Annex I hereto and (ii) at Closing Time, you shall have received from Ernst & Young LLP a letter, dated as of the applicable Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e)(i) of this Section 5, and, if the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, to the further effect that they have carried out procedures specified in paragraph (v) of Annex I with respect to certain amounts, percentages, and financial information specified by you and deemed to be part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such paragraph (v).

         5(e) The Registration Statement and the Prospectus shall contain all statements that are required to be stated therein in accordance with the 1933 Act and the 1933 Act Regulations and shall conform in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations. Neither the Registration Statement nor the Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         5(f) No action, suit, or proceeding at law or in equity shall be pending or, to the knowledge of the Company or the Operating Partnership, be threatened against the Company, the Operating Partnership or any Significant Subsidiary, that would be required to be described in the Prospectus other than as described therein.

         5(g) (A) Neither the Company nor any of its Significant Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (B) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock, partnership interests, or long-term debt of the Company, the Operating Partnership or any Significant Subsidiary or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, the Operating Partnership, and the Significant Subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (A) or (B), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Underwritten Securities being delivered at such Date of Delivery on the terms and in the manner contemplated in the Prospectus.

         5(h) On or after the date hereof there shall not have occurred any of the following: (i) any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, assets or business prospects of the Company, the Operating Partnership and their Significant Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business other than as disclosed in the Prospectus, or
    (ii) there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in your judgment, impracticable to market the Underwritten Securities or to enforce contracts for the sale of the Underwritten Securities, or
    (iii) trading in any securities of the Company has been suspended or limited by the Commission or the New York Stock Exchange, Inc. or if trading generally on the New York Stock Exchange, Inc. or the American Stock Exchange, Inc. has been suspended or limited, or, minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or order of the Commission or any other governmental authority, (iv) a banking moratorium has been declared by either Federal or New York authorities, if the effect of any such event specified in this paragraph (h), in the Representative's judgment, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Underwritten Securities being delivered at such Date of Delivery on the terms and in the manner contemplated by the Prospectus.

         5(i) To the extent required by any Terms Agreement, the Underwritten Securities to be sold by the Company at such Date of Delivery shall have been duly authorized for inclusion on the Nasdaq National Market, if applicable.

         5(j) The Company shall have furnished or caused to be furnished to the Representative at such Date of Delivery certificates of officers of the Company satisfactory to the Underwriters as to the accuracy of the representations and warranties of the Company herein at and as of such Date of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Date of Delivery, as to the matters set forth in subsections (a) and (f) through (h) of this Section and as to such other matters as the Representative may reasonably request.

         If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 8 hereof.

         Section 6.  Indemnification.

         6(a) The Company and the Operating Partnership, jointly and severally, will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of section 15 of the 1933 Act, against any losses, claims, damages, or liabilities to which any Underwriter or such controlling person may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement, or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriters and such controlling persons for any legal or other expenses reasonably incurred by the Underwriters or such controlling persons in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that (i) none of the Company or the Operating Partnership shall be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any statement provided by the Underwriters in writing for the express purpose of being included in the Prospectus and (ii) such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of the Underwriters (or any person controlling the Underwriters) if the person asserting any such loss, claim, damage or liability did not receive a copy of the Prospectus (or the Prospectus as supplemented) at or prior to the confirmation of the sale of Shares to such person in any case where such delivery is required by the 1933 Act and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as supplemented).

         6(b) Each Underwriter severally agrees to indemnify and hold harmless the Company, and the Operating Partnership and each of the Company's directors, each officer of the Company who signed the Registration Statement, and each other person who controls the Company within the meaning of the 1933 Act, against any losses, claims, damages, or liabilities to which the Company or the Operating Partnership, or each such other person may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement, or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any statement provided by the Underwriters in writing for the express purpose of being included in the Prospectus, and will reimburse the Company, the Operating Partnership, or each such other person for any legal or other expenses reasonably incurred by the Company, the Operating Partnership, or each such other person in connection with investigating or defending any such action or claim as such expenses are incurred.

         6(c) Promptly after receipt by an indemnified party under subsection 6(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation, unless such indemnified party reasonably objects to such assumption on the ground that the named parties to any such action (including any impleaded parties) include both such indemnified party and an indemnifying party and such indemnified party reasonably believes that there may be legal defenses available to it that are different from or in addition to those available to such indemnifying party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar related actions in the same jurisdiction arising out of the same general allegations or circumstances.

         6(d) If the indemnification provided for in this Section 6 is unavailable to, or insufficient to hold harmless, an indemnified party under subsection 6(a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other from the offering of the Underwritten Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection 6(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Operating Partnership on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Underwritten Securities purchased under this Agreement (before deducting expenses) received by the Company or the Operating Partnership bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Underwritten Securities purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Operating Partnership, on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection 6(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection 6(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection 6(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection 6(e), the Underwriters shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriters has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    6(e) The obligations of the Company and the Operating Partnership under this Section 6 shall be in addition to any liability which the Company or the Operating Partnership may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriters within the meaning of the 1933 Act; and the obligations of the Underwriters under this
Section 6 shall be in addition to any liability which the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company or the Operating Partnership within the meaning of the 1933 Act.

         Section 7. Representations, Warranties and Agreements to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Operating Partnership, and the Underwriters, as set forth in this Agreement and the applicable Terms Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriters or any controlling person of the Underwriters, or the Company, the Operating Partnership, or any officer or director or controlling person of the Company, the Operating Partnership, and shall survive delivery of and payment for the Underwritten Securities.

         Section 8.  Termination of Agreement.

         8(a) This Agreement (excluding the applicable Terms Agreement) may be terminated for any reason at any time by the Company and the Operating Partnership or by you upon the giving of 5 days' prior written notice of such termination to the other party hereto.

         8(b) You may terminate the applicable Terms Agreement, by notice to the Company, at any time at or prior to the applicable Closing Time or any relevant Date of Delivery, if (i) there has been, since the time of execution of such Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, assets or business prospects of the Company, the Operating Partnership and their Significant Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business other than as disclosed in the Prospectus, or (ii) there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in your judgment, impracticable to market the Underwritten Securities or to enforce contracts for the sale of the Underwritten Securities, or (iii) trading in any securities of the Company has been suspended or limited by the Commission or the New York Stock Exchange, Inc. or if trading generally on the New York Stock Exchange, Inc. or the American Stock Exchange, Inc. has been suspended or limited, or, minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or order of the Commission or any other governmental authority, (iv) a banking moratorium has been declared by either Federal or New York authorities, or (v) if the rating assigned by any nationally recognized statistical rating organization to any Preferred Stock of the Company as of the date of the applicable Terms Agreement shall have been lowered since such date or if any such rating organization shall have publicly announced that it has placed any Preferred Stock of the Company on what is commonly termed a "watch list" for possible downgrading. As used in this Section 8(b), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Underwritten Securities.

    8(c) If this Agreement or the applicable Terms Agreement is terminated pursuant to this Section 8, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6 and 7 shall survive such termination and remain in full force and effect.

         Section 9. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the applicable Closing Time or the relevant Date of Delivery, as the case may be, to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted Securities"), you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, you shall not have completed such arrangements within such 24-hour period, then:

              (a) if the number of Defaulted Securities does not exceed ten percent (10%) of the Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters; or

              (b) if the number of Defaulted Securities exceeds ten percent (10%) of the Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, such Terms Agreement (or, with respect to the Underwriters' exercise of any applicable over-allotment option for the purchase of Option Underwritten Securities on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase, and the Company to sell, such Option Underwritten Securities on such Date of Delivery) shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section 9 shall relieve any defaulting Underwriter from liability in respect of its default.

              In the event of any such default which does not result in (i) a termination of the applicable Terms Agreement or (ii) in the case of a Date of Delivery after the Closing Time, a termination of the obligations of the Underwriters and the Company with respect to the related Option Underwritten Securities, as the case may be, you and the Company each shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

         Section 10. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and, if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Friedman, Billings, Ramsey & Co., Inc., 1001 Nineteenth Street North, Arlington, Virginia 22209, Attention: Eric Billings; if to the Company or the Operating Partnership, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: C. Alan Schroeder. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

         Section 11. Parties. This Agreement and the applicable Terms Agreement shall be binding upon, and inure solely to the benefit of, (i) the Underwriters, the Company and the Operating Partnership, and (ii) to the extent provided in Sections 6 and 7 hereof, the officers and directors of the Company, the Operating Partnership, and each person who controls the Company, the Operating Partnership, or the Underwriters, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or the applicable Terms Agreement. No purchaser of any of the Underwritten Securities from the Underwriters shall be deemed a successor or assign merely by reason of such purchase.

         Section 12. Time of Essence. Time shall be of the essence of this Agreement and the Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         Section 13. Choice of Law. This Agreement and the applicable Terms Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

         Section 14. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and, upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between you, the Company and the Operating Partnership.

                                       Very truly yours,

                                       PRIME RETAIL, INC.


                                       By: _________________________________
                                            Name:
                                            Title:

                                       PRIME RETAIL, L.P.

                                       By:  PRIME RETAIL, INC.

                                            By: ____________________________
                                                 Name:
                                                 Title:





CONFIRMED AND ACCEPTED,
 as of the date first above written:

FRIEDMAN, BILLINGS, RAMSEY
 & CO., INC.

By: ________________________________
    Name:
    Title:

                                                                         ANNEX I


          Pursuant to Section 5(e) of the Underwriting Agreement, the accountants shall furnish letters to the Representative to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the applicable rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplemental financial information and schedules audited (and, if applicable, and/or pro forma financial information examined) by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements as indicated in their reports thereon, copies of which have been furnished to the Underwriters;

          (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years for such fiscal years;

          (iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the related published rules and regulations thereunder, or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

               (D) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or other items specified by the Underwriters or any increases in any items specified by the Underwriters, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (E) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (D) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (v) In addition to the audit referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs
          (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                                                       EXHIBIT A

                                  PRIME RETAIL, INC.
                               (a Maryland corporation)

            Preferred Stock, Depositary Shares, Preferred Stock Warrants,
                    Common Stock and Common Stock Warrants


                                   TERMS AGREEMENT


To:  Prime Retail, Inc.
     100 East Pratt Street
     Baltimore, Maryland  21202

Ladies and Gentlemen:

         We understand that Prime Retail, Inc., a Maryland corporation (the "Company"), proposes to issue and sell [_____ shares of its common stock, par value $.01 per share (the "Common Stock")] [_____ shares of its preferred stock, par value $.01 per share (the "Preferred Stock")] [in the form of _____ depositary shares (the "Depositary Shares") each representing ____ of a share of Preferred Stock] [________ warrants exercisable for ________ shares of Preferred Stock (the "Preferred Stock Warrants")] [______ warrants exercisable for ______ shares of Common Stock (the "Common Stock Warrants")] (such securities also being hereinafter referred to as the "Initial Underwritten Securities").
Subject to the terms and conditions set forth or incorporated by reference herein, we [the underwriters named below (the "Underwriters")] offer to purchase, severally and not jointly, the number of Underwritten Securities [opposite their names set forth below at the purchase price set forth below, and a proportionate share of Option Underwritten Securities set forth below, to the extent any are purchased.

                                             Number of
Underwriter                                  Initial Underwritten Securities



Total                                        [$]________________

     The Underwritten Securities shall have the following terms:

                                    [Common Stock]

Title:
Number of shares:
Number of Option Underwritten Securities:
Initial public offering price per share:  $
Purchase price per share:  $
Listing requirements:
Black-out provisions:
Lock-up provisions:
Other terms and conditions (including expense reimbursement):
Closing date and location:

                                  [Preferred Stock]

Title:
Rank:
Ratings:
Number of shares:
Number of Option Underwritten Securities:
Dividend rate (or formula) per share:  $
Dividend payment dates:
Stated value:  $
Liquidation preference per share:  $
Redemption provisions:
Ranking:
Sinking fund requirements:
Conversion provisions:
Listing requirements:
Black-out provisions:
Voting and other rights:
Initial public offering price per share: $____ plus accumulated dividends, if any, from _____
Purchase price per share: $____ plus accumulated dividends, if any, from _____ Other terms and conditions (including expense reimbursement):
Closing date and location:

                                 [Depositary Shares]

Title:
Fractional Amount of Preferred Stock represented by each Depositary Share:
Ratings:
Rank:
Number of shares:
Number of Option Underwritten Securities:
Dividend rate (or formula) per share:
Dividend payment dates:

Liquidation preference per share:
Redemption provisions:
Sinking fund requirements:
Conversion provisions:
Listing requirements:
Black-out provisions:
Initial public offering price per share: $____ plus accumulated dividends, if any, from _____
Purchase price per share: $____ plus accumulated dividends, if any, from _____ Other terms and conditions (including expense reimbursement):
Closing date and location:


                               [Common Stock Warrants]

Title:
Number of shares:
Number of Option Underwritten Securities:
Initial public offering price per share:  $
Purchase price per share:  $
Listing requirements:
Exercise provisions:
Black-out provisions:
Lock-up provisions:
Other terms and conditions (including expense reimbursement):
Closing date and location:

                              [Preferred Stock Warrants]

Title:
Rank:
Ratings:
Number of shares:
Number of Option Underwritten Securities:
Dividend rate (or formula) per share:  $
Dividend payment dates:
Stated value:  $
Liquidation preference per share:  $
Ranking:
Redemption provisions:
Sinking fund requirements:
Conversion provisions:
Exercise provisions:
Listing requirements:
Black-out provisions:
Voting and other rights:
Initial public offering price per share: $____ plus accumulated dividends, if any, from _____
Purchase price per share: $____ plus accumulated dividends, if any, from _____ Other terms and conditions (including expense reimbursement):

Closing date and location:


     All of the provisions contained in the document attached as Annex I entitled "PRIME RETAIL, INC. Preferred Stock, Depositary Shares, Preferred Stock Warrants, Common Stock and Common Stock Warrants--Underwriting Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

          Please accept this offer no later than _____ o'clock P.M. (Washington, D.C. time) on _____________ by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                              Very truly yours,

                              FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                              By: __________________________________
                                   Authorized Signatory

                              [Acting on behalf of itself and the other named
                                   Underwriters.]

Accepted:

PRIME RETAIL, INC.



By: _________________________________
     Name:
     Title:

                                                                       EXHIBIT B


                                  PRIME RETAIL, INC.
                               (a Maryland corporation)

                                [Title of Securities]


                              DELAYED DELIVERY CONTRACT


                                             _______________ __, 1997


Prime Retail, Inc.
100 East Pratt Street
Baltimore, Maryland  21202

Attention:

Ladies and Gentlemen:

          The undersigned hereby agrees to purchase from Prime Retail, Inc. (the "Company"), and the Company agrees to sell to the undersigned on ______________ __, 19__ (the "Delivery Date"), ________________________ of the Company's
[insert title of security] (the "Securities"), offered by the Company's Prospectus dated ________________ __, 19__, as supplemented by its Prospectus Supplement dated ______________ __, 19__, receipt of which is hereby acknowledged, at a purchase price of $_____ per share, and on further terms and conditions set forth in this contract.

          Payment for the Securities which the undersigned has agreed to purchase on the Delivery Date shall be made to the Company or its order by [certified or official bank check in New York Clearing House] [same day] funds at the office of __________________________________________, on the Delivery
Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned in definitive form and in such denominations and registered in such names as the undersigned may designate in written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

          The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date shall be subject only to the conditions that (1) the purchase of the Securities to be made by the undersigned shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company, on or before _________________ __, 19__, shall have sold to the Underwriters of the Securities (the "Underwriters") such principal amount of the Securities as is sold to them pursuant to the Terms Agreement dated _______________ __, 19__ between the

Company and the Underwriters. The obligation of the undersigned to take delivery of and make payment for the Securities shall not be affected by the failure of any purchaser to take delivery of and make payments for the Securities pursuant to other contracts similar to this contract. The undersigned represents and warrants to you that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment.

          Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinions of counsel for the Company delivered to the Underwriters in connection therewith.

          By the execution hereof, the undersigned represents and warrants to the Company that all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the Securities has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and that, upon acceptance hereof by the Company and mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

          This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

          It is understood that the Company will not accept Delayed Delivery Contracts for an aggregate amount of Securities in excess of $________ and that the acceptance of any Delayed Delivery Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance on a copy hereof and mail or deliver a signed copy hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such copy is so mailed or delivered.

     This Delayed Delivery Contract shall be governed by the laws of the State of New York.



                         Yours very truly,


                         ___________________________________
                         (Name of Purchaser)

                         By:________________________________
                              (Title)

                         ___________________________________

                         ___________________________________
                              (Address)



Accepted as of the date first above written.


PRIME RETAIL, INC.




     By:________________________________
        Name:
        Title:

                    PURCHASER - PLEASE COMPLETE AT TIME OF SIGNING


     The name and telephone number of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed are as follows:
(Please print.)




                                                Telephone No.
           Name                             (including Area Code)
          -----                             ---------------------